OPPENHEIMER STRATEGIC INCOME FUND

                   Supplement Dated February 14, 1997
                To the Prospectus Dated January 16, 1997

     The Prospectus is amended as follows:

     1.   On page 14, under the heading "Mortgage-Backed U.S.
Government Securities and CMOs," the following sentence is deleted:


          The amount of illiquid stripped securities the Fund can hold will be subject to the Fund's fundamental investment policy limiting investments in illiquid securities to 5% of the Fund's assets, described below.

February 14, 1997                                        PS0230.014